SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: September 26, 2005

Wannigan Capital Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-25107	84-1316284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1172 Manito Drive NW

Fox Island, WA 98333

(Address of principal executive offices)

Registrant's telephone number, including area code: 253-549-4336

Thermoelastic Technologies, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

The Company has changed its corporate address. The new address for its corporate offices is:

1172 Manito Drive NW

Fox Island, WA 9833

The Company's phone, fax and other contact information remains the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WANNIGAN CAPITAL CORP.

October 3, 2005                                             /s/ Kevin Murphy

Date                                                                 Kevin Murphy, President